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                                                                    EXHIBIT 23.2

                            CONSENT OF KPMG PEAT MARWICK LLP
                                 INDEPENDENT AUDITORS


The Board of Directors
Innova Corporation:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  /s/ KPMG PEAT MARWICK LLP

Seattle,
Washington
August 31, 1998